EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER OF EASON EDUCATION KINGDOM HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Eason Education Kingdom Holdings, Inc. for the quarter ended September 30, 2015, the undersigned, Cheng Kin Ning, Kenny, President of Eason Education Kingdom Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Eason Education Kingdom Holdings, Inc.

Date: November 20, 2015	/s/ Cheng Kin Ning, Kenny
Cheng Kin Ning, Kenny
Chief Financial Officer
(principal executive officer, principal financial officer, and principal accounting officer)